Exhibit 10.1

COMMITMENT INCREASE AGREEMENT AND AMENDMENT TO
CREDIT DOCUMENTS

(AMENDMENT NO. 1 TO CREDIT AGREEMENT AND
AMENDMENT NO. 1 TO SECURITY AGREEMENT)

This Commitment Increase Agreement and Amendment to Credit Documents (this “Agreement”) dated as of December 17, 2013 (the “Effective Date”) is among Steel Energy Ltd., a Delaware corporation (the “Borrower”), the Lenders (as defined below), and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), as issuing lender (in such capacity, the “Issuing Lender”) and as swing line lender (in such capacity, the “Swing Line Lender”).

INTRODUCTION

A.           The Borrower, the lenders party thereto from time to time (the “Lenders”), the Administrative Agent, the Issuing Lender and the Swing Line Lender are parties to that certain Credit Agreement dated as of July 3, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.           Pursuant to Section 2.15 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to increase the aggregate Term Commitments by allowing one or more Lenders to increase their respective Term Commitments.

C.           The Borrower has given notice to the Administrative Agent and the Lenders of its intention, pursuant to such Section 2.15 of the Credit Agreement, to increase the aggregate Term Commitments by $25,000,000.

D.           The Borrower intends to consummate the acquisition contemplated by that certain Asset Purchase Agreement dated as of October 29, 2013 between Black Hawk Energy Services, Inc., a New Mexico corporation (“Black Hawk”), as seller, the shareholders of Black Hawk party thereto and Black Hawk Acquisition, Inc., a Delaware corporation (“Acquisition”), as purchaser (the “Purchase Agreement”), of substantially all of the assets of Black Hawk for a purchase price of approximately $60,000,000 (the “Black Hawk Acquisition”).

E.           The Borrower, the Subsidiaries of the Borrower party thereto, and the Administrative Agent are parties to that certain Pledge and Security Agreement dated as of July 3, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

F.           The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement and the Security Agreement pursuant to the terms and conditions hereof.

THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.           Defined Terms; Other Definitional Provisions.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “including” means “including, without limitation”.  Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 2.           Increase of Term Commitments; Making of Term Advances; Reduction of Term Commitments; Repayment of Term Advances.

(a)           Pursuant to Section 2.15 of the Credit Agreement, the aggregate Term Commitments are hereby increased from $0.00 to $25,000,000.00.  The Term Commitments of each Increasing Lender, as increased by this Agreement, are set forth on Schedule 1 attached hereto.

(b)           Pursuant to Section 2.1(b) of the Credit Agreement, each Increasing Lender with a Term Commitment severally agrees, on the terms and conditions set forth in this Agreement and the Credit Agreement, to make to the Borrower on the Effective Date, a Term Advance in an amount not to exceed such Lender’s Term Commitment as increased by this Agreement.

(c)           Pursuant to Section 2.1(c)(ii) of the Credit Agreement, on the making of such Term Advances on the Effective Date, each such Increasing Lender’s Term Commitment, as increased by this Agreement, shall be reduced to zero.

(d)           The Term Advances made on the Effective Date shall be repaid in accordance with Section 2.5(b) of the Credit Agreement, as amended hereby.

Section 3.           Amendments to Credit Agreement.

(a)           Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in their appropriate alphabetical order:

“Andrews, Texas Property” means the property described as the 4.56 acre tract in Lot 31, Business Park West, Andrews, Texas.

“First Amendment Effective Date” means December 17, 2013.

(b)           Section 2.5(b) of the Credit Agreement is hereby restated in its entirety as follows:

(b)           Term Advances.  The Borrower shall pay to Administrative Agent for the ratable benefit of each Term Lender the aggregate outstanding principal amount of the Term Advances as follows:  (i) quarterly installments equal to $3,303,571.43 and due and payable on March 31, June 30, September 30, and December 31 of each year commencing on March 31, 2014, and (ii) a final installment of the remaining, unpaid principal balance of the Term Advances due and payable on the Term Maturity Date.

(c)           Section 2.15(a)(iii) of the Credit Agreement is hereby restated in its entirety as follows:  “(iii) the aggregate of (A) all such Commitment Increases since the First Amendment Effective Date shall not exceed $25,000,000 and (B) all such Commitment Increases involving an increase in the aggregate Revolving Commitments since the First Amendment Effective Date shall not exceed $12,500,000”.

(d)           Section 5.11(b) of the Credit Agreement is hereby restated in its entirety as follows:

(b) within 60 days (or such longer period as the Administrative Agent may determine in its sole discretion) after the purchase of any such new Certificated Equipment by the Borrower or any Subsidiary after the Closing Date or after any such Certificated Equipment ceases to be subject to a Lien securing purchase money indebtedness or Capital Leases, a certificate of title for such equipment naming a Credit Party as the owner and naming the Administrative Agent as the holder of the first lien thereon.

(e)           Section 6.17 of the Credit Agreement is hereby amended by replacing clause (b) with the following and adding a new clause (c) immediately thereafter:

(b) $20,000,000 in the aggregate during the fiscal year ending December 31, 2014 and (c) $17,500,000 in the aggregate during each fiscal year thereafter;

(f)           Article 6 of the Credit Agreement is hereby amended by adding the following as a new Section 6.25:

Section 6.25           Andrews, Texas Property.  Until such time as the Borrower has, or has caused its Subsidiary to, deliver a fully executed Mortgage covering the Andrews, Texas Property, the Borrower shall not, nor shall it permit its Subsidiaries to, hold, store or otherwise maintain equipment or inventory with an aggregate value in excess of $1,000,000 that is intended to constitute Collateral on such Property.

Section 4.           Amendment to Security Agreement.  Section 2.1(a) of the Security Agreement is hereby amended by replacing clause (a) of the definition of “Excluded Collateral” with the following:

(a)           any Property purchased or leased pursuant to purchase money indebtedness or Capital Leases, respectively (and proceeds thereof, including insurance proceeds), of any Grantor that is now or hereafter subject to a Lien securing such purchase money indebtedness or Capital Leases to the extent (and only to the extent) that (i) the Debt associated with such Lien is permitted under Section 6.1 of the Credit Agreement, and (ii) the documents evidencing such purchase money indebtedness or Capital Leases prohibit or restrict the granting of a Lien in such Property; provided, however, to the extent that either of the prohibitions in clause (i) and (ii) above is ineffective or subsequently rendered ineffective under Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or under any other Legal Requirement or is otherwise no longer in effect, then such Property and proceeds thereof shall cease to be “Excluded Collateral” and shall automatically be subject to the Lien and security interests granted hereby and to the terms and provisions of this Security Agreement as  “Collateral”; provided further, that any proceeds received by any Grantor from the sale, transfer or other disposition of such Excluded Collateral shall constitute Collateral unless any Property constituting such proceeds are themselves subject to the exclusions set forth above or otherwise constitute Excluded Collateral; and

Section 5.           Representations and Warranties.  Each Credit Party represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in Article 4 of the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on as and as of such date, except that any representation and warranty which by its terms is made as of a specified date is true and correct only as of such specified date; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate, partnership, or limited liability company power, as applicable, and authority of such Credit Party and have been duly authorized by appropriate governing action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Documents are valid and subsisting and secure the Secured Obligations.

Section 6.           Conditions to Effectiveness.  This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the satisfaction of the following conditions precedent:

(a)           Documentation.  The Administrative Agent shall have received the following, duly executed by all the parties thereto:

(1)           this Agreement, duly executed by the Borrower, each Guarantor, the Administrative Agent, the Issuing Lender, the Swing Line Lender and each Lender;

(2)           Term Notes from the Borrower made payable to each Increasing Lender in the amount of such Increasing Lender’s new Term Commitment, after giving effect to the increase effected hereby, plus such Increasing Lender’s outstanding Term Advances;

(3)           an officer’s certificate from the Borrower certifying such Person’s (A) officers’ incumbency, (B) authorizing resolutions, (C) organizational documents, with respect to this Agreement and the other Credit Documents and (D) the Equity Issuance Proceeds or capital contributions from the Equity Contribution (as defined below) will be used to fund a portion of the purchase price of the Black Hawk Acquisition;

(4)           certificates of good standing or equivalent for the Borrower in each jurisdiction in which each such Person is organized or qualified to do business, which certificate shall be (A) dated a date not earlier than 30 days prior to Effective Date or (B) otherwise effective on the Effective Date;

(5)           a legal opinion of Olshan Frome Wolosky LLP, New York counsel to the Credit Parties, in form and substance reasonably acceptable to the Administrative Agent;

(6)           a certificate of an authorized officer of the Borrower certifying (A) both before and after giving effect to the increase of the Term Commitments pursuant to this Agreement (the “Commitment Increase”), no Default has occurred and is continuing, (B) all representations and warranties contained in Article 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date, except that any representation and warranty which by its terms is made as of a specified date is true and correct only as of such specified date, and (C) the pro forma compliance with the covenants in Sections 6.20 and 6.21 of the Credit Agreement, after giving effect to the Commitment Increase and the funding of the Term Advances in connection therewith;

(7)           a compliance certificate in form acceptable to the Administrative Agent and executed by the chief executive officer or chief financial officer of the Borrower, reflecting (i) the Borrower’s pro forma compliance with the financial covenant in Section 6.21 of the Credit Agreement and (ii) a pro forma Leverage Ratio of no greater than 0.25 less than the maximum ratio set forth under Section 6.20 of the Credit Agreement as of the fiscal quarter ended September 30, 2013, assuming that such financial covenants applied as of such fiscal quarter end and after giving pro forma effect to the Black Hawk Acquisition;

(8)           a copy of the Purchase Agreement, together with all exhibits and schedules thereto, certified as of the Effective Date by an authorized officer of the Borrower (A) as being true and correct copies of such documents, (B) as being in full force and effect, and (C) that no material term or condition thereof shall have been amended, modified or waived after the execution thereof without the prior written consent of the Administrative Agent;

(9)           “pay-off” letters (or such other evidence) in form and substance satisfactory to the Administrative Agent with respect to all Debt of Black Hawk secured by Liens on the assets to be acquired pursuant to the Black Hawk Acquisition, together with evidence satisfactory to the Administrative Agent that all Liens securing such Debt have been or concurrently with the making of the initial Advance under the Credit Agreement after giving effect to the Commitment Increase are being released;

(10)           a fully executed Mortgage covering the property located at 8510 Oil Avenue, Williston, North Dakota, together with (x) a flood determination certificate issued by the appropriate Governmental Authority or third party indicating whether such property is designated as a “flood hazard area” and (y) if such property is designated to be in a “flood hazard area”, evidence of flood insurance on such property obtained by the applicable Credit Party in such total amount as required by Regulation H of the Federal Reserve Board, and all official rulings and interpretations thereunder or thereof, and otherwise in compliance with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973;

(11)           lien waivers or subordination agreements in form and substance reasonably satisfactory to the Administrative Agent covering each of the leased real properties acquired pursuant to the Black Hawk Acquisition to the extent required by Section 6.18 of the Credit Agreement; and

(12)           original certificates of title to all Certificated Equipment to be acquired pursuant to the Black Hawk Acquisition (other than Certificated Equipment with an OLV less than $50,000 individually and $500,000 in the aggregate for all Certificated Equipment of the Credit Parties and to be acquired pursuant to the Black Hawk Acquisition) that is not subject to a Lien securing purchase money indebtedness or Capital Leases, and such other documents, agreements or instruments required in order to evidence the Administrative Agent’s first priority lien on such certificates of title.

(b)           Notices of Borrowing.  The Administrative Agent shall have received a Notice of Borrowing from the Borrower, with appropriate insertions and executed by an authorized officer of the Borrower.

(c)           Liquidity.  On the Effective Date after giving pro forma effect to the Black Hawk Acquisition, Liquidity shall be greater than or equal to $5,000,000.

(d)           Consummation of the Black Hawk Acquisition.  The Administrative Agent shall have had the opportunity to review and shall be satisfied with the terms of the Purchase Agreement, including all disclosure schedules and exhibits thereto, and the Administrative Agent shall have received evidence satisfactory to the Administrative Agent confirming that (i) all of the transactions contemplated by the Purchase Agreement shall have been consummated and no condition under the Purchase Agreement remains unsatisfied (except for payment of the purchase price and any condition that remains unsatisfied to the extent not materially adverse to the interest of the Lenders) and (ii) the Black Hawk Acquisition shall have occurred on or before the Effective Date.

(e)           Equity Contribution.  The Borrower shall have received Equity Issuance Proceeds or capital contributions from its equity holders in an amount no less than $30,000,000 (the “Equity Contribution”).

(f)           Payment of Fees.  The Borrower shall have paid (i) to the Administrative Agent the fees described in that certain Engagement Letter dated November 1, 2013 between the Borrower and the Wells Fargo Securities, LLC and (ii) all other costs and expenses which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement.

Section 7.           Acknowledgments and Agreements.

(a)           Each Credit Party acknowledges that on the date hereof all outstanding Secured Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment with respect thereto.  Except as expressly set forth herein, the Administrative Agent, the Issuing Lender, the Swing Line Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents.  Except as expressly set forth herein, nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender, the Swing Line Lender or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, the Swing Line Lender or any Lender to collect the full amounts owing to them under the Credit Documents.

(b)           The Borrower, each Guarantor, Administrative Agent, Issuing Lender, Swing Line Lender and each Lender does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranty, are not impaired in any respect by this Agreement.

(c)           The Borrower, each Guarantor and the Administrative Agent does hereby adopt, ratify, and confirm the Security Agreement, as amended hereby, and acknowledges and agrees that the Security Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Security Agreement, as amended hereby.

(d)           From and after the Effective Date, all references to the Credit Agreement, the Security Agreement and the Credit Documents shall mean the Credit Agreement, the Security Agreement and such Credit Documents as amended by this Agreement.

(e)           This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 8.           Reaffirmation of the Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.

Section 9.           Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile or other electronic signature and all such signatures shall be effective as originals.

Section 10.         Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11.         Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 12.         Governing Law.  This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 13.         Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE SECURITY AGREEMENT AS AMENDED BY THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN.  ADDITIONALLY, THIS AGREEMENT AND THE CREDIT DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN EXECUTING THIS AGREEMENT, EACH CREDIT PARTY HEREBY WARRANTS AND REPRESENTS IT IS NOT RELYING ON ANY STATEMENT OR REPRESENTATION OTHER THAN THOSE IN THIS AGREEMENT AND IS RELYING UPON ITS OWN JUDGMENT AND ADVICE OF ITS ATTORNEYS.

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EXECUTED to be effective as of the date first above written.

BORROWER:

STEEL ENERGY LTD.

By:
Name:
Title:

Signature Page to
Commitment Increase Agreement and Amendment to Credit Documents
(Steel Energy Ltd.)

GUARANTORS:

SUN WELL SERVICE, INC.

By:
Name:
Title:

ROGUE PRESSURE SERVICES LTD.

By:
Name:
Title:

BLACK HAWK ACQUISITION, INC.

By:
Name:
Title:

Signature Page to
Commitment Increase Agreement and Amendment to Credit Documents
(Steel Energy Ltd.)

ADMINISTRATIVE AGENT/LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, Swing Line Lender, a Revolving Lender, a Term Lender and an Increasing Lender

By:
Name:
Title:

Signature Page to
Commitment Increase Agreement and Amendment to Credit Documents
(Steel Energy Ltd.)

RBS CITIZENS, N.A., as a Revolving Lender, a Term Lender and an Increasing Lender

By:
Name:
Title:

Signature Page to
Commitment Increase Agreement and Amendment to Credit Documents
(Steel Energy Ltd.)

COMERICA BANK, as a Revolving Lender, a Term Lender and an Increasing Lender

By:
Name:
Title:

Signature Page to
Commitment Increase Agreement and Amendment to Credit Documents
(Steel Energy Ltd.)

SCHEDULE 1
Increased Term Commitments

Lender	Increased Term Commitment
Wells Fargo Bank, National Association	$10,156,250.00
RBS Citizens, N.A.	$10,156,250.00
Comerica Bank	$4,687,500.00
Total:	$25,000,000.00